UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 12, 2016
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Suite 1700, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 12, 2016, James H. Shelton announced his decision to resign from the Board of Directors of Graham Holdings Company (the “Company”) effective immediately and not to stand for reelection to the Board of Directors at the Company’s 2017 annual meeting of stockholders. Mr. Shelton’s decision to resign is for personal reasons and not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
(e)     In connection with the previously announced retirement of Gerald M. Rosberg, Senior Vice President-Planning and Development of the Company, the Compensation Committee approved acceleration of Mr. Rosberg’s 2013-2016 restricted stock awards, that consist of an equity grant of 800 shares of Graham Holdings Company restricted stock and 800 shares of the Cable One, Inc. common stock (received in connection with the Cable One spin-off), and approved the pro-ration of his 2013-2016 Performance Units in the amount of 5,552 Performance Units, which is the pro-rata portion through May 31, 2016. Mr. Rosberg has advised management that the effective date of his retirement will be no later than June 30, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2016, Graham Holdings Company held its Annual Meeting of Stockholders. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Directors

The Company’s stockholders elected the twelve persons nominated as Directors of the Company as set forth below:

Class A Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Lee C. Bollinger	964,001	0	0	0
Barry Diller	964,001	0	0	0
Donald E. Graham	964,001	0	0	0
Ronald L. Olson	964,001	0	0	0
Timothy J. O'Shaughnessy	964,001	0	0	0
James H. Shelton	964,001	0	0	0
G. Richard Wagoner, Jr.	964,001	0	0	0

Class B Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Christopher C. Davis	3,733,804	65,231	0	0
Thomas S. Gayner	2,783,788	1,015,247	0	0
Anne M. Mulcahy	3,761,434	37,601	0	0
Larry D. Thompson	3,773,564	25,471	0	0

Proposal 2: Approval of 2015 Compensation Awarded to Named Executive Officers

The Company’s Class A stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2015, as set forth below:

Class A Common Stock

For	Withheld	Abstain	Broker Non-Votes
964,001	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAHAM HOLDINGS COMPANY
(Registrant)

Date: May 16, 2016	By	/s/ Nicole M. Maddrey
Nicole Maddrey
Senior Vice President,
Secretary and General Counsel